AMENDMENT #4

to the

OLED PATENT LICENSE AGREEMENT

(originally effective as of April 19, 2005)

by and between

Samsung Mobile Display Co., Ltd., as successor to Samsung SDI Co., Ltd. (“SMD”)

and

Universal Display Corporation (“UDC”)

This Amendment #4 shall amend and modify, to the extent of any inconsistency, the provisions of the above-referenced OLED Patent License Agreement, as previously amended (the “Agreement”).  The effective date of this Amendment #4 is January 1, 2011.

1.	The Extension Period referred to in paragraph 1 of Amendment #2 to the Agreement is hereby extended for three (3) additional months, through March 31, 2011.

2.	Except as set forth herein, all other terms and conditions of the Agreement, as previously amended, shall remain in full force and effect.

IN WITNESS WHEREOF, the parties by their duly authorized representatives have agreed to this Amendment #4:

Samsung Mobile Display Co., Ltd.		Universal Display Corporation

By:	/s/ Sungrak Son	By:	/s/ Steven V. Abramson

Name:	Sungrak Son	Name:	Steven V. Abramson

Title:	Vice President	Title:	President

Date:	Dec 15th 2010	Date:	Dec 17, 2010